Income tax credit	12 Months Ended
Dec. 31, 2023
Income tax credit
Income tax credit

10Income tax credit

Tax credited /(charged) in profit or loss:

	2023	2022	2021
	£ 000	£ 000	£ 000
Current taxation
UK corporation tax	22,661	—	—

The tax on loss before tax for the year is the lower (2022: higher) than as the small profits rate of corporation tax in the UK of 19% (2022: 19%).

The differences are reconciled below:

	2023	2022	2021
	£ 000	£ 000	£ 000
Loss before tax	(82,607)	(94,375)	(245,224)
Corporation tax credit at standard rate	15,695	17,931	46,593
Decrease in tax credit from effect of expenses not deductible in determining taxable loss	(892)	(418)	(92)
Decrease in tax credit from tax losses for which no deferred tax asset was recognized	(14,804)	(17,513)	(46,501)
Research and development tax credit	22,661	—	—
Total income tax credit	22,661	—	—

From April 1, 2023 there is no longer a single corporation tax rate in the UK for non-ring fence profits. At the Spring Budget 2021, the UK Government announced that the corporation tax main rate for non-ring fence profits would increase to 25% for profits above £250 thousand. A small profits rate of 19% was also announced for companies with profits of £50 thousand or less.

Companies with profits between £50 thousand and £250 thousand will pay tax at the main rate, reduced by a marginal relief. This provides a gradual increase in the effective corporation tax rate.

No deferred tax assets or liabilities have been recognized as the Group has a surplus of UK tax losses which offset in the same jurisdiction as any deferred tax liabilities. A deferred tax asset for the surplus tax losses has not been recognized as the Group has not yet been profitable and therefore there is uncertainty over the availability of future taxable profits against which to utilize the tax losses.

Unused potential tax losses for which no deferred tax asset has been recognized as at December 31, 2023 were estimated as £116,000 thousand (2022: £92,000 thousand).